UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2025
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BLOOM ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

001-38598
(Commission File Number)
___________________________________________

Delaware			77-0565408
(State or other jurisdiction of incorporation)			(I.R.S. Employer Identification No.)

4353 North First Street,	San Jose,	California	95134
(Address of principal executive offices)			(Zip Code)

(408)			543-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	BE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Warrant

On October 28, 2025, in connection with the partnership between the Company and Oracle Corporation (“Oracle”) to provide on-site solid state power for AI data centers, subject to the negotiation of a warrant mutually acceptable to the Company and Oracle, the Company agreed to issue to Oracle a warrant (the “Warrant”) to purchase up to an aggregate of 3,531,073 shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), with an exercise price of $113.28 per share, closing market price on October 28, 2025. The Company and Oracle agreed that (i) the expiration date of the Warrant will be six (6) months from the date of the issuance of the Warrant, (ii) the Warrant will include customary anti-dilution adjustments, transfer restrictions and exercise procedures, and (iii) the Warrant will not entitle the holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise and settlement of the Warrant.

This investment strengthens the partnership and its objective of accelerating the adoption of Bloom fuel cell technology for large scale AI data centers, specifically and onsite power generally.

The Warrant and the shares underlying the Warrant are expected to be issued in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements, including statements regarding the anticipated benefits of the partnership between the Company and Oracle. Forward-looking statements represent Bloom Energy’s current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Among those risks and uncertainties are risks relating to Bloom Energy’s business, including those described in periodic reports that Bloom Energy files from time to time with the U.S. Securities and Exchange Commission. The forward-looking statements included in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and Bloom Energy does not undertake to update the statements included in this Current Report on Form 8-K for subsequent developments, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date:	October 29, 2025	By:	/s/ Shawn Soderberg
Shawn Soderberg
Chief Legal Officer and Corporate Secretary